As filed with the Securities and Exchange Commission on October 23, 2001

                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

     Filed by the Registrants [X]

     Filed by a Party other than the Registrant
     [ ] Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Merrill Lynch Growth Fund
                P.O. Box 9011 Princeton, New Jersey 08543-9011
             ----------------------------------------------------
             (Name of Registrants as Specified In Their Charters)

                                 SAME AS ABOVE
             ----------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4) Proposed maximum aggregate value of transaction:

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

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

{LOGO] Merrilll Lynch  Investment Managers

                           MERRILL LYNCH GROWTH FUND

                               PLEASE VOTE NOW!
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                                                              October 23, 2001
Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for Merrill Lynch Growth Fund, which was scheduled for October 22, 2001, has been adjourned, to give investors more time to respond. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. A new meeting date has been set for November 14, 2001 and we need to receive your voting instructions as quickly as possible.

Why is this Meeting being adjourned?

The proposal being considered is the approval or disapproval of an Agreement and Plan of Reorganization which provides for Merrill Lynch Fundamental Growth Fund, Inc. to acquire the assets and assume the liabilities of Merrill Lynch Growth Fund in exchange for an equal aggregate value of shares of Merrill Lynch Fundamental Growth Fund, Inc. However, this proposal requires the affirmative vote of two-thirds of the outstanding shares of your Fund. As of October 22, a number of shareholders have still not exercised their right to vote.

The Board of Trustees of the Fund has carefully reviewed this proposal and, for the reasons set forth in the proxy statement, recommends a vote in favor of the proposal because the Board believes that it is in the best interests of the Fund and the Fund's shareholders.

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     For your convenience, we have established four easy and quick methods by which to register your vote:

         1.  By Phone:       Please call Georgeson  Shareholder toll free at
             ---------       1-888-852-3461. Representatives are available to
                             take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  By Internet:    Visit www.proxyvote.com. Once there, enter the
             ------------    12-digit control number located on your proxy
                             card.

         3.  By Fax:         Please fax your signed ballot any time to
             -------         1-800-733-1885.

         4.  By Mail:        Return your executed proxy in the enclosed postage
             -------         paid envelope  immediately so that it will be
                             received by November 14, 2001.

                                                                           REG

{LOGO] Merrilll Lynch  Investment Managers

                           MERRILL LYNCH GROWTH FUND

                               PLEASE VOTE NOW!
------------------------------------------------------------------------------

                                                             October 23, 2001
Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for Merrill Lynch Growth Fund, which was scheduled for October 22, 2001, has been adjourned, to give investors more time to respond. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. A new meeting date has been set for November 14, 2001 and we need to receive your voting instructions as quickly as possible.

Why is this Meeting being adjourned?

The proposal being considered is the approval or disapproval of an Agreement and Plan of Reorganization which provides for Merrill Lynch Fundamental Growth Fund, Inc. to acquire the assets and assume the liabilities of Merrill Lynch Growth Fund in exchange for an equal aggregate value of shares of Merrill Lynch Fundamental Growth Fund, Inc. However, this proposal requires the affirmative vote of two-thirds of the outstanding shares of your Fund. As of October 22, a number of shareholders have still not exercised their right to vote.

The Board of Trustees of the Fund has carefully reviewed this proposal and, for the reasons set forth in the proxy statement, recommends a vote in favor of the proposal because the Board believes that it is in the best interests of the Fund and the Fund's shareholders.


------------------------------------------------------------------------------

     For your convenience, we have established three easy and quick methods by which to register your vote:

         1.  By Phone:       Please call Georgeson Shareholder toll free at
             ---------       1-888-852-3461. Representatives are available to
                             take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  By Internet:    Visit www.proxyvote.com. Once there, enter the
             ------------    12-digit control number located on your proxy
                             card.

         3.  By Mail:        Return your executed proxy in the enclosed postage
             -------         paid envelope immediately so that it will be
                             received by November 14, 2001.

                                                                         NOBO
{LOGO] Merrilll Lynch  Investment Managers

                           MERRILL LYNCH GROWTH FUND

                               PLEASE VOTE NOW!
------------------------------------------------------------------------------

                                                              October 23, 2001
Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders for Merrill Lynch Growth Fund, which was scheduled for October 22, 2001, has been adjourned, to give investors more time to respond. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid any further expenses to the Fund, we are asking you to please take a moment right now to submit your vote. A new meeting date has been set for November 14, 2001 and we need to receive your voting instructions as quickly as possible.

Why is this Meeting being adjourned?

The proposal being considered is the approval or disapproval of an Agreement and Plan of Reorganization which provides for Merrill Lynch Fundamental Growth Fund, Inc. to acquire the assets and assume the liabilities of Merrill Lynch Growth Fund in exchange for an equal aggregate value of shares of Merrill Lynch Fundamental Growth Fund, Inc. However, this proposal requires the affirmative vote of two-thirds of the outstanding shares of your Fund. As of October 22, a number of shareholders have still not exercised their right to vote.

The Board of Trustees of the Fund has carefully reviewed this proposal and, for the reasons set forth in the proxy statement, recommends a vote in favor of the proposal because the Board believes that it is in the best interests of the Fund and the Fund's shareholders.

------------------------------------------------------------------------------

     For your convenience, we have established three easy and quick methods by which to register your vote:

         1.  By Touchtone:   Please refer to the "800" number printed on your
             -------------   voting instruction form.


         2.  By Internet:    Visit www.proxyvote.com. Once there, enter the
             ------------    12-digit control number located on your proxy
                             card.

         3.  By Mail:        Return your executed proxy in the enclosed postage
             -------         paid envelope immediately so that it will be
                             received by November 14, 2001.